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                                                                   EXHIBIT 10.10


                              CONSULTING AGREEMENT

       THIS AGREEMENT made as of January 1, 1999 (the "Effective Date"), by and between SpectraSite Communications, Inc., a Delaware corporation (the "Company"), and Finley & Company, Inc., an Arkansas corporation (the "Consultant").

       WHEREAS, the Company desires to obtain, on a part-time basis, the services of Consultant, and the benefits of the Consultant's expertise;

       WHEREAS, Consultant desires to provide part-time consultation services to the Company;

       WHEREAS, Consultant acknowledges and agrees that in connection with providing consultation services as set forth herein, it is beneficial and necessary to receive from the Company technical and business information, including trade secrets and other proprietary information of the Company; and

       WHEREAS, this Agreement is necessary for the protection of the Company's legitimate and protectable business interests in its customers, accounts, prospects, proprietary and confidential information.

       NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and other good and valuable consideration, including the disclosure of proprietary and confidential information to the Consultant, the parties hereto, intending legally to be bound, hereby agree as follows:

1. OBLIGATIONS OF CONSULTANT. Consultant will provide general business and strategic consulting to the Company for not less than fifty (50) hours per month during the "Term," as defined herein, at such times to be determined by Consultant and the Company.

2.     CONFIDENTIALITY.

       (a) Consultant acknowledges that, in and as a result of this Agreement, he will be making use of, acquiring and/or adding to "Proprietary Information" (as defined herein) of a special and unique nature and value. Consultant covenants and agrees that he shall not, except with the prior written consent of the Board of Directors of the Company or in connection with providing services to the Company pursuant to this Agreement, at any time during or following the expiration or termination of this Agreement with the Company, directly or indirectly, divulge, use, reveal, report, publish, transfer or disclose, for any purpose whatsoever, any Proprietary Information which has been obtained by or disclosed to Consultant as a result of his providing services under this Agreement.

       (b) For purposes of this Agreement, the term "Proprietary Information" shall mean all of the following materials and information (whether or not reduced to



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       writing and whether or not patentable or protectable by copyright) which
       Consultant receives, receives access to, conceives of or develops, in whole or in part, as a direct or indirect result of his providing services to the Company as set forth in this Agreement, or through the use of any of the Company's facilities or resources:

                           i. Discoveries, concepts and ideas, whether or not patentable or protectable by copyright, including, without limitation, the nature and results of research and development activities, technical information on product performance and reliability, processes, formulas, techniques, "know-how," source codes, object codes, designs, drawings and specifications; and

                           ii. Any manufactured products or components thereof and related goods or systems thereof and any and all future products developed or derived therefrom; and

                           iii. Trade secrets, production processes, marketing techniques, software programs, marketing plans, formulae, data, mailing lists, purchasing information, price lists, pricing policies, quoting procedures, financial information, customer and prospect names and requirements, customer data, customer site information, pricing strategies and other materials or information relating to the manner in which the Company does business; and

                           iv. Any other materials or information related to the business or activities of the Company which are not generally known to others engaged in similar businesses or activities; and

                           v. Any other materials or information that has been created, discovered or developed, or otherwise become known to the Company which has commercial value in the business in which the Company is engaged; and

                           vi. All ideas which are derived from or relate to Consultant's access to or knowledge of any of the above-enumerated materials and information.

Failure to mark any of the Proprietary Information as confidential shall not affect its status as Proprietary Information under the terms of this Agreement.



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       (c)    The aforementioned obligation of confidentiality and
              non-disclosure shall not apply when:

              i. Public Domain. The Proprietary Information disclosed to Consultant was in the public domain at the time of disclosure, or at any time after disclosure has become a part of the public domain by publication or otherwise through sources other than Consultant, directly or indirectly, and without fault on the part of Consultant in failing to keep such information confidential; or

              ii. Requirement of Law or Order. Disclosure is required by law or court order, provided Consultant gives the Company as much prior written notice of any such disclosure as is reasonably possible; or

              iii. Agreement. Disclosure is made with the prior written agreement of the Board of Directors of the Company; or

              iv. Third Party Disclosure. The Proprietary Information is lawfully disclosed to Consultant after the expiration or termination of this Agreement by a third party who is under no obligation of confidentiality to the Company with respect to such information; or

              v. Independent Development. Such information is independently developed by Consultant after the expiration or termination of his Agreement with the Company, as demonstrated by written records of Consultant which are contemporaneously maintained.

3.  INVENTIONS

       (a) Consultant hereby assigns to the Company all of Consultant's right, title and interest in any idea (whether or not patentable or protectable by copyright), invention, development or design, conceived or developed in whole or in part, or in which Consultant may have aided development, while providing services to the Company, including, without limitation, any Proprietary Information. If any one or more of the aforementioned are deemed in any way to fall within the definition of "work made for hire" as such term is defined in 17 U.S.C. Section 101, such work shall be considered "work made for hire," and the copyright of which shall be owned solely by, or assigned or transferred completely and exclusively to, the Company. Consultant agrees to execute all documents and other instruments and

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              to do all other things reasonably requested by the Company (both during and after termination of this Agreement) in order to more fully vest in the Company all ownership rights in those items thereby transferred by Consultant to the Company. Consultant further agrees to disclose immediately to the Company all Proprietary Information conceived of or developed in whole or in part by it by during the Term while providing services to the Company and to assign to the Company any right, title or interest it may have in such Proprietary Information.

       (b) Notwithstanding anything in this Agreement to the contrary, the obligation of Consultant to assign or offer to assign its rights in an invention to the Company shall not extend or apply to an invention that Consultant developed without using the Company's equipment, supplies, facility or trade secret information unless such invention:

              vi. relates to the Company's business or actual or demonstrably anticipated research or development; or

              vii. results from any services provided by Consultant for the Company.

       (c) Consultant shall bear the burden of proof in establishing that its invention qualifies for exclusion under Section 3(b). With respect to Section 3(b) it is agreed and acknowledged that during the Term, the Company may enter other lines of business, which are related or unrelated to its current lines of business, in which case this Agreement covers such new lines of business.

       (d) Consultant hereby represents and warrants that Consultant has fully disclosed to the Company on Exhibit A hereto any idea, invention, improvement or other equipment or technology related to the products and services offered by the Company ("Inventions or Improvements") not covered in Section 3(a) above which, prior to the date of this Agreement, Consultant conceived of or developed, wholly or in part, and in which Consultant has any right, title or proprietary interest and which are directly related to the Company's business, but which has not been published or filed with the United States Patent or Copyright offices or assigned or transferred to the Company, and which Consultant desires to remove from the operation of this Agreement. If there is no such list on Exhibit A, Consultant represents that Consultant has made no such Inventions or Improvements at the time of signing this Agreement or Consultant hereby assigns such Inventions or Improvements to the Company.

4. COVENANT NOT TO COMPETE It is recognized and understood by the parties hereto that Consultant, through its association with the Company, shall acquire and have access


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       to a considerable amount of knowledge and goodwill with respect to the business of the Company, which knowledge and goodwill is extremely valuable to the Company and which would be extremely detrimental to the Company if used by Consultant to compete with the Company. It is, therefore, understood and agreed by the parties hereto that, because of the nature of the business of the Company, it is necessary to afford fair protection to the Company from such unfair competition by Consultant. Consequently, as a material inducement to the Company to obtain the services of Consultant, Consultant covenants and agrees to the following:

       (a) that at any time during the Term and for a period of three (3) years following the expiration or termination of this Agreement, Consultant will not, directly or indirectly, with or through any family member or former director, officer or employee of the Company, or acting alone or as a director, employee, agent, consultant, member of a partnership, firm, corporation or other entity or as a holder of or investor in 5% or more of any security of any class of any corporation or other business entity:

              i. perform or provide services for any customer of the Company which are the same or substantially similar to the services performed or provided by Consultant for such customers on behalf of the Company during the Term; or

              ii. interfere with, or seek to interfere with, the relationship between the Company and any of the following: (a) any of the employees of the Company; (b) any of the customers of the Company then existing or existing at any time during the Term; or (c) any of the suppliers of the Company then existing or existing at any time during the Term; or

              iii. perform or provide services for any Competing Business (as hereinafter defined) in the United States which are the same or substantially similar to the services performed or provided to the Company by Consultant during the Term. "Competing Business" means any person, firm or corporation related to wireless communications site acquisition, tower development and ownership, site management, co-location marketing, project management, and site maintenance then being actively pursued or reasonably anticipated to be pursued by the Company at any time during the Term. With respect to the covenant contained in this Section 4(a)(iii), it is acknowledged by Consultant that the Company's competitors are located throughout the United States, and that unfair competition can be prevented only by enforcing this specific covenant on a basis throughout the United States.


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5.  REASONABLENESS OF RESTRICTIONS

       (a) Consultant has carefully read and considered the provisions of Sections 2 through 4 hereof (and has had the full opportunity to obtain advice of counsel with respect thereto) and, having done so, agrees that the restrictions set forth therein are fair and reasonable and are reasonably required for the protection of the interests of the Company, its officers, directors, stockholders, investors, and employees. Consultant further acknowledges that the nature of the Company's products and services are such that its natural market is throughout the United States. Accordingly, Consultant agrees that the length of time, geographic area and any other restrictions contained in this Agreement are reasonable to protect the legitimate interests of the Company and do not unfairly restrict or penalize Consultant.

       (b) In the event that, notwithstanding the foregoing, any part of the covenants set forth in Sections 2 through 4 hereof shall be held to be invalid and unenforceable, the court so deciding shall interpret such provisions in a manner so as to enforce them to the fullest extent of the law.

6. REMEDIES Consultant understands and agrees that the Company will suffer irreparable harm in the event that Consultant breaches any of his obligations under this Agreement and that monetary damages will be inadequate to compensate the Company for such breach. Accordingly, Consultant agrees that, in the event of a breach or threatened breach by Consultant of any of the provisions of this Agreement, the Company, in addition to and not in limitation of any other rights, remedies or damages available to the Company at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by Consultant, or by Consultant's partners, agents, representatives, servants, employers, employees and/or any and all persons directly or indirectly acting for or with Consultant. This remedy, however, shall be cumulative and in addition to any other remedies the Company may have, Consultant hereby agrees to indemnify, defend and hold harmless the Company, its officers, directors, employees, agents and shareholders, from and against any and all third party claims, actions, proceedings, liabilities or losses including without limitation reasonable attorneys fees, arising from and based on (i) Consultant's negligence or intentional misconduct, or (ii) the infringement of the intellectual property rights of a third party by Consultant.

7. SURVIVAL OF COVENANTS The provisions and covenants set forth in Sections 2 through 6 of this Agreement shall survive the termination of this Agreement.

8.     OBLIGATIONS OF COMPANY


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       (a)    Company will make its existing facilities, and support
              services available to Consultant in performing this Agreement.

       (b) Company will provide Consultant office space and part-time secretarial services.

       (c) In consideration of the services provided under this Agreement, the Company will pay Consultant Nine Thousand Dollars ($9,000.00) per month during the Term.

       (d) Company will reimburse Consultant for reasonable expenses incurred by Consultant in performing consulting services under this Agreement, upon presentation by Consultant, from time to time, of a detailed and itemized account of such expenses, evidenced by appropriate documentation. Notwithstanding the foregoing, all expenses greater than $150.00 must be approved in advance by the Company.

9.     TERM AND TERMINATION

       (a) Unless earlier terminated as provided herein, the initial term of this Agreement will begin on the Effective Date and will terminate on May 31, 1999. This Agreement will automatically renew on a monthly basis unless either party gives written notice to the other of its intent not to renew this Agreement at least fifteen (15) days prior to the expiration of the initial term or the then current renewal term. The initial term of this Agreement and all renewal terms of this Agreement are referred to as the "Term."

       (b) Any modification of this Agreement must be in writing and signed by the parties.

10.    NATURE OF RELATIONSHIP

       (a) The Company will have no control or direction over the services provided by Consultant and Consultant will perform services hereunder as an independent contractor.

       (b) No employer-employee relationship is created by this Agreement and Consultant will not have any claim against Company for any vacation pay, sick leave, retirement or Social Security benefits, workers' compensation, disability, unemployment insurance benefits, or any other employee benefits.

       (c) Consultant shall have no authority to bind the Company or to incur obligations or liabilities or act in the name of or on behalf of the Company.



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       (d)    Consultant shall not assign this Agreement and will not delegate his obligations hereunder without the prior written consent of the Company.

11.    ENTIRE AGREEMENT

       This Agreement and the Exhibit hereto sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof, and no representations, promises, agreements or understandings, written or oral, not herein contained shall be of any force or effect. No change or modification hereof shall be valid or binding unless the same is in writing and signed by the parties against whom said waiver is sought to be enforced; moreover, no valid waiver of any other provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time nor will it be deemed a valid waiver of such provision at any other time.

12.    GOVERNING LAW

       The validity, construction, interpretation and enforceability of this Agreement, and the capacity of the parties shall be determined and governed by the laws of the State of North Carolina without reference to the choice of law provisions of such laws.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

                                        SPECTRASITE COMMUNICATIONS, INC.


                                        By:      David P. Tomick
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        FINLEY & COMPANY, INC.


                                        By:      Joe L. Bud Finley
                                           --------------------------------
                                        Title:
                                              -----------------------------

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                                    EXHIBIT A

                Ideas, Inventions, Etc. Not Covered by Section 4

None.



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